                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STTATEMENT
                            SCHEDULE 14A INFORMATION
                        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
     / /   Preliminary Proxy Statement       / /  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
     /X/   Definitive Proxy Statement
     / /   Definitive Additional Materials
     / /   Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                IEH CORPORATION
                -----------------------------------------------
               (Name of the Corporation as Specified in Charter)

                            ROBERT KNOTH, SECRETARY
                    ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
      /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
      / / $500 per each party to the controversy pursuant to Exchange Act
          Rule 14A-6(i)(3)
      / / Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and
          0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)   Proposed maximum aggregate value of transaction:

(5)   Total Fee Paid:

/ /   Fee paid previously with preliminary materials.


      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing party:

(4)   Dated filed:

                                IEH CORPORATION
                                140 58TH STREET
                               BLDG. B, SUITE 8E
                           BROOKLYN, NEW YORK  11220

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 22, 1995

                              -------------------


To the Shareholders of
  IEH CORPORATION

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on December 22, 1995 at 9:30 a.m., New York time, for the following purposes:

         1. To elect two (2) Directors to the Corporation's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on November 21, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By Order of the Board of Directors

                                                                 ROBERT KNOTH,

                                                                 Secretary
Dated:   November 27, 1995

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                IEH CORPORATION
                                140  58TH STREET
                               BLDG. B, SUITE 8E
                           BROOKLYN, NEW YORK  11220
                        -------------------------------

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 22, 1995
                        -------------------------------

         This proxy statement and the accompanying form of proxy have been mailed on or about November 27, 1995 to the Common Stock shareholders of record on November 21, 1995 (the "Record Date") of IEH CORPORATION, a New York corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of shareholders to be held on December 22, 1995 at 9:30 a.m. at the Corporation's offices at 140 58th Street, Brooklyn, New York, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the two persons nominated by the Board of Directors as Directors; and (ii) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted.

         The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report to shareholders for the fiscal year ended March 31, 1995, including financial statements, accompanies this proxy statement.

         The principal executive offices of the Corporation are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220; the Corporation's telephone number is (718) 492-4440.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Corporation has selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent auditor of the Corporation for the fiscal year ending March 31, 1996. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Corporation's Common Stock, $.50 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on November 21, 1995 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,502 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

          The following table sets forth certain information as of November 21, 1995 with respect to each Director, each nominee for election as Director, each officer and all Directors and Officers as a group, and the persons (including any "group" as that term is used in Section l3(d)(3) of the Securities Exchange Act of l934), known by the Corporation to be the beneficial owner of more than five (5%) percent of the Corporation's Common Stock:

                                           Amount of and Nature
                   Name and Address of       of Beneficial
  Title of Class    Beneficial Owner          Ownership          Percentage of Class
-------------------------------------------------------------------------------------
Common Stock $.50  Michael Offerman              399,784(1)            17.4%
Par Value          140 58th Street
                   Brooklyn, NY  11220

                   Murray Sennet                  24,500                1.1%
                   1900 Manor Lane
                   Plano, TX  75093

                   Allen Gottlieb                 82,300                3.6%
                   50 Charles Lindberg
                   Blvd
                   Uniondale, NY  11553

                   Robert Pittman                 20,000                 *
                   45 Ocean Avenue
                   Monmouth Bch, NJ
                   07750

                   Gerard Deiss                  547,000(2)            23.7%
                   16 Rue De La Mart
                   Chartreuil
                   6-68 490
                   Mere Par Montfort
                   L'Amaury, France


                   David Lopez and               278,000               12.1%
                   Nancy Lopez
                   Edge of Woods
                   P.O. Box 323
                   Southhampton, NY 11968


                   All Officers &                526,584               22.9%
                   Directors as a Group
                   (4 in number)

----------------------------
*  Less than 1%.

(1) 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.
(2) These shares are beneficially owned by Mr. Deiss through a Liechtenstein trust.

CERTAIN REPORTS

                 Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year except by Allen Gottlieb, who did not timely file a Form 4 report.

         It is expected that the following will be considered at the meeting and action taken thereon:

                           I.  ELECTION OF DIRECTORS

         The Corporation's Certificate of Incorporation provides that the Directors of the Corporation are to be elected in two (2) classes each class to be elected to a staggered two (2) year term. The Board of Directors currently consists of five (5) members divided into two (2) classes. Each class has three (3) members, but as a result of the resignation of Howard Bernstein on November 1, 1993, the class of Directors' whose terms expire at the Annual Meeting has one (1) vacancy. Under the Corporation's By-Laws, the Board of Directors is authorized to fill all vacancies. The Board has not decided to fill the vacancy created by Mr. Bernstein's resignation. The members of each class are elected for a staggered term of two (2) years each and until their successors are duly elected and qualified.

         The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

         The persons nominated for election to the Corporation's Board of Directors at the Annual Meeting are Robert Pittman and Allen B. Gottlieb. All of such persons currently serve on the Board of Directors.

         The following table sets forth certain information as of the date hereof with respect to all of the Directors of the Corporation, including its two (2) nominees for election to the Corporation's Board of Directors at the 1995 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 1996. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the Annual Meeting.

                      Director           Position with
     Name               Since   Age       Corporation          Term Expires
     ----               -----   ---       -----------          ------------
Michael Offerman       1973     54   Chairman of the Board of    1996
                                     Directors and President

Ralph Acello           1988     58   Vice President -            1996
                                     Production and Director

Murray Sennet          1970     72   Director                    1996

Robert Pittman         1987     70   Director                    1995

Allen B. Gottlieb      1991     54   Director                    1995

--------------------

         Michael Offerman has been a member of the Corporation's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of the Corporation and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice-President of the Corporation.

         Ralph Acello has been a member of the Corporation's Board of Directors since 1988. In August, 1984, Mr. Acello was elected the Corporation's Vice-President of Production and has held the position since that date.

         Murray Sennet has been a member of the Corporation's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of the Corporation at the time of his retirement in April, 1986.

         Allen Gottlieb (NOMINEE) has been a member of the Corporation's Board of Directors since 1992. Mr. Gottlieb has been an attorney in private practice in New York City for over five (5) years.

         Robert Pittman (NOMINEE) has been a member of the Corporation's Board of Directors since 1987. Mr. Pittman retired in October 1992, at which time he had held the position of Vice-President of Engineering and Secretary of the Corporation.


Significant Employees

         Robert Knoth joined the Corporation as Controller in January, 1990 and was elected Treasurer of the Corporation in March, 1990. Mr. Knoth was elected as Secretary of the

Corporation in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as Controller by G&R Pruss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

         Thomas Hunt is the Director of Quality Control, a position he has held since October, 1992. Mr. Hunt joined the Corporation in 1987 as the Laboratory Director and Senior Inspector and held such positions until his promotion in October, 1992.

         Joan Prideaux joined the Company in July, 1995 as its National Sales Manager. Prior to such time Ms. Prideaux was employed as an account executive at Viking Connectors.

BOARD MEETINGS, COMMITTEES AND COMPENSATION

         The Corporation does not have any nominating, audit or compensation committee of the Board of Directors. Each Director receives an annual fee of $1,000 for serving as a member of the Board of Directors each fiscal year. The $1,000 fee is paid in December of each year. Other than the fee paid Mr. Offerman the fee for December 1994 has not been paid to date.

         During the fiscal year ended March 31, 1995, two (2) meetings of the Board of Directors by telephone conference was held and action was taken on two
(2) occasion by unanimous written consent of the Board of Directors in lieu of a meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS


         The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 31, 1995, April 1, 1994 and March 26, 1993, for the Corporation's Chief Executive Officer:


                                                                  Other Annual
  Name and Principal Position         Year       Salary   Bonus  Compensation(1)
  ---------------------------         ----       ------   -----  ---------------
Michael Offerman, Chief          March 31, 1995  $86,875    -        1,000
Executive Officer, President(2)  April 1, 1994    85,000    -        1,000
                                 March 26, 1993   86,408    -        1,000

-----------------------------------

(1) Represents a Director's fee of $1,000 per annum for service on the Board of Directors.

(2) During the years ended March 31, 1995, April 1, 1994 and March 26, 1993, the Corporation provided automobile allowances or the use of Corporation-owned vehicles to Mr. Offerman. This does not include the aggregate incremental cost to the Corporation of such automobile or automobile allowances. The Corporation is unable to determine without unreasonable effort and expense the specific amount of such benefit, however, the Corporation has concluded that the aggregate amounts of such personal benefit for Mr. Offerman does not exceed $25,000 or 10% of the compensation reported as total salary and bonus reported. Effective January 1, 1995, Mr. Offerman entered into an employment agreement with the Company to increase his salary to $100,000 per annum. Mr. Offerman has agreed that, not withstanding the terms of his new employment agreement, he would be paid at the rate of $86,875 until October 20, 1995. See "Employment Agreements".

No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal year ended March 31, 1995.


Pension/Benefit Incentive Plan

         In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Plan") effective April 1, 1964, for salaried employees of the Corporation. The Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement. For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement date (age 65), if the employee has completed 15 years of service to the Corporation.

The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding ten (10) years or his lifetime. In no event will benefits exceed $12,000 per year.

         For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding ten
(10) years or his lifetime. If the employee should die prior to the ten year period, his beneficiaries will continue to receive the full benefit for the remainder of the ten year term. In no event will benefits exceed $12,000 per year.

         If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed ten year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will receive the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.
         In June, 1995, the Company applied to the Pension Benefit Guarantee Corporation for a distress termination of the Plan. The Company is awaiting a decision from the PBGC.

         Under an agreement dated June 16, 1978, the Corporation entered into a retirement compensation agreement with Michael Offerman, which provides that upon reaching the age of 65, or the earlier of death, total disability, or employment termination by mutual consent, Michael Offerman or his beneficiary would be entitled to retirement payments of $30,000 per year for a period of five years.

         On April 8, 1986, the Board of Directors granted to Mr. Murray Sennet, a supplemental pension, effective upon his retirement on April 11, 1986, in the amount of $600 per month, which pension is to continue for a period of the earlier of ten (10) years or, the death of Mr. Sennet.

Employment Agreements

         In August, 1995, the Board of Directors approved the terms of an employment agreement with Michael Offerman, its President and Chairman of the Board. Effective as of January 1, 1995, the terms of the Employment Agreement provide that Mr. Offerman's salary will be $100,000 per year and that he will be employed as President of the Company until a term expiring on December 31, 1999. Mr. Offerman has agreed to defer the increase in his salary from the previous year's rate of compensation ($86,875) until October 20, 1995. As further provided under the terms of the Employment Agreement, the Company will provide certain benefits such as health benefits and the use of a full size automobile during the term. The Company also agreed to pay the premium for a $150,000 term life insurance policy payable to Mr. Offerman's beneficiary. In the event the Company declines to enter into a new employment agreement with Mr. Offerman at the expiration of his term, the Company has agreed to pay Mr. Offerman the sum of $50,000. Additionally, in the event there occurs a "change of control" of the Company, and within the one (1) year period thereafter Mr. Offerman's employment is terminated or he resigns, then Mr. Offerman will be entitled to receive a sum equal to the balance of his base salary for the remainder of the term plus $50,000. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Company's outstanding securities (ii) the stockholders of the Company approve a merger or consolidation whereby the Company's voting securities fail to represent, after such merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Company relocates outside of the New York City Metropolitan area, it has agreed to pay Mr. Offerman the sum of $50,000.

         In August, 1995, the Board of Directors approved the terms of an employment agreement with Ralph Acello, its Vice President-Production. Effective as of January 1, 1995, the terms of the Employment Agreement provide that Mr. Acello's salary will be $58,300 per year and that he will be employed as Vice President-Production of the Company until a term expiring on December 31, 1999. As further provided under the terms of the Employment Agreement, the Company will provide certain benefits such as health benefits and the use of a full size automobile during the term. The Company also agreed to pay the premium of a $150,000 term life insurance policy payable to Mr. Acello's beneficiary. In the event the Company declines to enter into a new employment agreement with Mr. Acello at the expiration of his term, the Company has agreed to pay Mr. Acello the sum of $29,150. Additionally, in the event there occurs a "change of control" of the Company, and within the one (1) year period thereafter Mr. Acello's employment is terminated or he resigns, then Mr. Acello will be entitled to receive a sum equal to the balance of his base salary for the remainder of the term plus $29,150. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Company's outstanding securities (ii) the stockholders of the Company approve a merger or consolidation whereby the Company's voting securities fail to represent, after such merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Company relocates outside of the New York City Metropolitan area, it has agreed to pay Mr. Acello the sum of $29,150.

         In August, 1995, the Board of Directors approved the terms of an employment agreement with Robert Knoth. Effective as of January 1, 1995, the terms of the Employment Agreement provide that Mr. Knoth's salary will be $56,000 per year and that he will be employed as Secretary and Treasurer until a term expiring on December 31, 1999. As further provided under the terms of the Employment Agreement, the Company will provide certain benefits such as health benefits. The Company also agreed to pay the premium of a $150,000 term life insurance policy payable to Mr. Knoth's beneficiary. In the event the Company declines to enter into a new employment agreement with Mr. Knoth at the expiration of his term, the Company has agreed to pay Mr. Knoth the sum of $28,250. Additionally, in the event there occurs a "change of control" of the Company, and within the one (1) year period thereafter Mr. Knoth's employment is terminated or he resigns, then Mr. Knoth will be entitled to receive a sum equal to the balance of his base salary for the remainder of the term plus $28,250. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Company's outstanding securities (ii) the stockholders of the Company approve a merger or consolidation whereby the Company's voting securities fail to represent, after such merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Company relocates outside of the New York City Metropolitan area, it has agreed to pay Mr. Knoth the sum of $28,250.

Cash Bonus Plan

         In 1987, the Corporation adopted a cash bonus plan ("Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Corporation only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 or 25% of pre-tax operating profits. There were no contributions pursuant to the Bonus Plan for the fiscal years ended March 31, 1995, April 1, 1994, March 26, 1993 .


                             FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO SHAREHOLDERS. UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of September 7, 1995 the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 1995 Annual Meeting of Shareholders.

                               II. OTHER BUSINESS

         As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

SHAREHOLDER PROPOSALS

         Proposals of Shareholders intended to be presented at the Corporation's 1996 Annual Meeting of Shareholders must be received by the Corporation on or prior to August 23, 1996 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1996 Annual Meeting of Shareholders.

                                        By Order of the Board of Directors

                                        ROBERT KNOTH,

                                        Secretary
Dated:  November 27, 1995



         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                IEH CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 22, 1995

                                     PROXY


         The undersigned hereby appoints MICHAEL OFFERMAN AND ROBERT KNOTH and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on December 22, 1995 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

         I.      ELECTION OF DIRECTORS

                 FOR all nominees listed           WITHHOLD AUTHORITY
                 below (except as marked           to vote for all nominees
                 to the contrary below)  / /       listed below   / /

         (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

                 NOMINEES FOR DIRECTORS

         Allen Gottlieb                            Robert Pittman



         II. TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated November 27, 1995, receipt of which is hereby acknowledged.


         Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

         Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and
(b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

         Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

         This proxy is solicited on behalf of the Board of Directors. Please sign and return the proxy in the enclosed envelope.


                                            Dated:  _____________________, 1995


                                            -----------------------------------
                                            Signature


                                            -----------------------------------
                                            Print Name

IEH

                                                                 1937-1995
___________________________________________________________________


                                      IEH
                                  CORPORATION


                                                                          1995
                                                                          ANNUAL
                                                                          REPORT

                IEH

November 1, 1995

To Our Shareholders, Employees and Friends

A combination of events has made this past year one of substantial challenge to your company. Due to funding "stretchouts" in a variety of government defense electronics programs, our gross revenue line was subjected to severe stress resulting in a reduction of $1,040,000 compared to the prior year. The impact of this 17% decline was a loss from operations of $(35,000) after an inventory adjustment of $(143,000). This adjustment represents a conservative view of inventory items which have become slow moving due to the overall decline in our major market segment's spending activities. Funding is now being released for several of the major programs we support and we look forward to improved revenues in 1996. Overall, the budgetary "stretchouts" have effectively deprived 1995 of anticipated orders in several prime areas such as AMRAAM and Patriot Missile programs.

Our focus during this period continues to be on improved productivity and budgetary restraint. Our revenue/employee is at an all time high and small improvements in the gross revenue line will have a significant impact on results. Toward this end, we are widening our commercial market penetration efforts and I am most pleased to report early success in the automotive sector. This market produces a substantial amount of test & measurement equipment for its own internal use and dealership networks. The connectors specified must be of great reliability and long life. HYPERTAC, our flagship line of connectors, is ideally suited to these requirements and we are currently in production supporting a major manufacturer's equipment. We will be looking to other producers of similar equipment for further growth. Development of the avionics sector as an important revenue contributor continues although rapid growth is not anticipated. The challenge to our sales and marketing staff is continuing identification of commercial market segments which can benefit from the unique performance characteristics offered by our line of high reliability/high performance connectors.

As we continue our transition from a government defense electronics market supplier to the preferred 50-50 split with commercial segments, there will be periods of mixed results. The current fiscal year, FY'96, will be one such period. For the year we are in, a breakeven is planned despite the severe gross revenue line pressure. This will be possible only through rigorous cost controls and continuing improvements in productivity. Our current backlog of $1,300,000 is comfortable for continuing operations and the trend line for incoming business is up.

The progression to a balanced source of revenue is possible only with the help of our many supporters. We are grateful to all our customers, both new and old, but must offer a special thanks to our employees and suppliers whose efforts on our behalf have made this trip possible. With their continuing support your company will continue to position itself for a future of steady growth and profitabiliy.



/s/ Michael Offerman

Incorporate by Reference the Registrant's Report on Form 10-KSB filed on July 25, 1995 for the fiscal year ended March 31, 1995.